UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2019
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

Nevada		91-1826900
(State or Other Jurisdiction of Incorporation)		(I.R.S. Employer Identification No.)

2425 West Loop South		77027
Houston,	Texas	(Zip Code)
(Address of Principal Executive Offices)
(800) 579-2302
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	SSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events
 On December 30, 2019, Stage Stores, Inc. (“we,” “our” or “registrant”) issued a news release announcing that we will be participating in the 22nd annual ICR Conference in Orlando, FL at The Grand Lakes Orlando on Monday, January 13, 2020 with a presentation at 2:00 pm Eastern Time. The audio portion of the presentation will be webcast live through the Investor Relations section of our website (corporate.stage.com) under the “Webcasts” caption. The materials we will reference at the conference will be available in the Investor Relations section of our website. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99.1	Stage Stores, Inc. news release dated December 30, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: December 30, 2019	/s/ Jason T. Curtis
Jason T. Curtis
Executive Vice President,
Chief Financial Officer and Treasurer